EXHIBIT 4.1

                            Somerset Hills Bancorp

             Organized Under the Laws of the State of New Jersey


CUSIP #_________________

     This certifies that _________________________________________ is the owner of _________ fully paid and non-assessable shares of Common Stock of Somerset Hills Bancorp (the "Corporation"), a New Jersey corporation. The shares represented by this certificate are transferable only on the stock ledger books of the Corporation by the holder of record hereof or by his duly authorized attorney or legal representative upon surrender of this certificate properly endorsed. The certificate is not valid until countersigned and registered by the Corporation's transfer agent and registrar. This security is not a deposit or accrual and is not federally insured or guaranteed.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.


Dated:


---------------------------------               --------------------------------
Secretary                                       Chairman


Countersigned and Registered:
Registrar & Transfer Company,
Transfer Agent and Registrar


By:
    -----------------------------
    Authorized signature



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                            SOMERSET HILLS BANCORP

     The Corporation will furnish without charge to each shareholder who so requests a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of shares or series thereof, and the qualifications, limitations, or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right
         of survivorship and not as
          tenants in common


UNIF GIFT MIN ACT - ____________ Custodian _____________
                      (Cust)                  (Minor)


Under Uniform Gifts to Minors


Act_______________________
          (State)

Additional Abbreviations may also be used though not in the above list.

For value received, ______________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY NUMBER
OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________
   Please print or type name and address including postal zip code of assignee

________________________________________________________________________________

________________________________________________________________________________

_____________________________________________________ Shares of Common Stock
represented by the within Certificate, and do hereby irrevocably constitute and appoint
________________________________________________________________________________
Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.


Dated:

                                               ---------------------------------
                                               Signature


                                               ---------------------------------
                                               Signature


NOTICE: The signatures to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement, or any change whatsoever.


Signature Guaranteed: __________________________


Signatures must be guaranteed by an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934.